RESOLVED: that, effective October 23, 2000, the following plans and programs, as set forth in the attached list of plans and programs (see Schedule "A"), attached to and made a part of these resolutions, are hereby amended (and the amendments set forth in these resolutions may not be further amended in any manner adverse to the interests of the participants without their consent) to provide the compensation and benefits described more fully below;

                           RESOLVED:  that, effective October 23, 2000, the
following terms, when used in these resolutions, shall have the meanings set forth below, unless the context clearly requires a different meaning:

          Change in Control: "Change in Control" shall have the meaning set forth for such phrase in the AT&T 1997 Long Term Incentive Program as of the effective date of these resolutions.

          Eligible Employee: "Eligible Employee" shall mean a management employee of the Company (including its subsidiaries and affiliates, as applicable) who within two years following a Change in Control has his or her employment involuntarily terminated (other than for cause) or terminates his or her employment for Good Reason.

          Good Reason: "Good Reason" shall be determined, prior to a Change in Control, by the Company's Executive Vice President - Human Resources, in accordance with objective criteria, to mean: for senior managers and executive salary grade level ("E-Band") employees (or equivalent status in a non-banded employment environment), the reduction in authority, responsibility or compensation or a business relocation beyond a reasonable distance from the employee's then principal place of business following a Change in Control; for salary grade level "D" (or equivalent status in a non-banded employment environment), a reduction in compensation or a business relocation beyond a reasonable distance from the employee's then principal place of business following a Change in Control; and for salary grade levels "A" through "C" (or equivalent status in a non-banded employment environment), a reduction in compensation following a Change in Control.

          Special Pension Enhancement: "Special Pension Enhancement" shall mean the sum of (1) the present value of the portion of the Eligible Employee's cash balance account under the AT&T Management Pension Plan ("AT&TMPP") derived from the special CIC credit (as defined below) plus (2) the portion of the Eligible Employee's cash balance account under the AT&T Excess Benefit and Compensation Plan derived from the special excess CIC credit (as defined below).

                           RESOLVED: that the AT&TMPP is hereby amended to provide that, as of the date an Eligible Employee terminates employment (for purposes of these resolutions, the Eligible Employee's "CIC termination date"):

                  (1) the Eligible Employee shall be one hundred percent vested in his or her accrued benefit;

                  (2) all unbridged net credited service (i.e., "term of employment" as defined in the AT&TMPP) (hereinafter "net credited service") of the Eligible Employee shall be bridged, provided that the unbridged net credited service otherwise would have been eligible for bridging under the bridging rules of the AT&TMPP; and

                  (3) if the Eligible Employee has a portion of his or her pension under a prior formula that has not yet been converted to cash balance, the Eligible Employee shall be deemed to have completed any minimum period of net credited service that is required for the conversion;

                           RESOLVED:  that the AT&TMPP is hereby amended to
provide that each Eligible Employee shall have credited to his or her cash balance account as of the last day of the month in which a Change in Control occurs a special credit (for purposes of these resolutions, a "special CIC credit") in an amount equal to the Eligible Employee's eligible pay (up to the applicable limit under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code")) for the calendar year immediately preceding the calendar year in which the Change in Control occurs, multiplied by the lesser of
(1) five percent for each whole year of the Eligible Employee's net credited service as of the last day of the month in which a Change in Control occurs, or
(2) one hundred percent;

                           RESOLVED:  that the AT&T Excess Benefit and
Compensation Plan (the "Excess Plan") is hereby amended to provide that each Eligible Employee shall have credited to his or her cash balance account as of the last day of the month in which a Change in Control occurs, a special credit (for purposes of these resolutions, a "special excess CIC credit") in an amount equal to the Eligible Employee's eligible pay (in excess of the applicable limit under Code Section 401(a)(17)) for the calendar year immediately preceding the calendar year in which the Change in Control occurs, multiplied by the lesser of
(1) five percent for each whole year of the Eligible Employee's net credited service as of the last day of the month in which the Change in Control occurs, or (2) one hundred percent;

                           RESOLVED:  that the AT&TMPP is hereby amended to
provide that, on or after an Eligible Employee's CIC termination date, the Eligible Employee's accrued benefit shall equal the sum of (1) his or her accrued benefit determined in accordance with the AT&TMPP then in effect without regard to the special CIC credit, and (2) the accrued benefit determined in accordance with the AT&TMPP then in effect that would be derived only from the portion of his or her cash balance account attributable to the special CIC credit;

                           RESOLVED:  that the Excess Plan is hereby amended to
provide that, on or after an Eligible Employee's CIC termination date, the Eligible Employee's accrued benefit shall equal the sum of (1) his or her accrued benefit determined in accordance with the Excess Plan then in effect without regard to the special excess CIC credit, and (2) the accrued benefit determined in accordance with the Excess Plan then in effect that would be derived only from the portion of his or her cash balance account attributable to the special excess CIC credit;

                           RESOLVED:  that the AT&TMPP is hereby amended to
provide that an Eligible Employee may elect to receive his or her pension benefit after termination of employment under the forms of benefit then available under the AT&TMPP or, alternatively, in a lump sum equal to the sum of
(1) the greater of (a) the present value of the Eligible Employee's pay base formula benefit, or (b) the lump sum derived from his or her cash balance account without regard to the special CIC credit, plus (2) the lump sum derived from the portion of his or her cash balance account attributable to the special CIC credit. The present value of the Eligible Employee's pay base formula benefit shall equal the present value of the monthly benefit that would be payable in the form of a single life annuity as of his or her pension commencement date under the applicable pay base formula and shall be calculated using the immediate annuity factors determined in accordance with Code Section 417(e)(3)(A) and Treasury Regulation Section 1.411(a)-11(a)(2). The lump sum derived from any portion of the Eligible Employee's cash balance account shall equal the greater of the lump sum determined in accordance with AT&TMPP (which is generally equal to that portion of his or her cash balance account) or the present value of his or her accrued benefit payable at normal retirement age derived from that portion of his or her cash balance account in accordance with the AT&TMPP and calculated using the deferred annuity factors determined in accordance with Code Section 417(e)(3)(A) and Treasury Regulation Section 1.411(a)-11(a)(2). For purposes of this resolution and in calculating the applicable annuity factors under Code Section 417(e)(3)(A), the interest rate shall be the applicable interest rate determined in accordance with temporary Treasury regulations with the "stability period" being the plan year containing the Eligible Employee's pension commencement date and the "lookback month" being the fifth calendar month preceding the stability period;

                           RESOLVED:  that the AT&TMPP is hereby amended to
provide that the cash payment option of an Eligible Employee shall be determined based on the lump sum described in the immediately preceding resolution;

                           RESOLVED:  that the AT&T Long Term Savings Plan for
Management Employees, the AT&T Long Term Savings Plan, the AT&T Retirement Savings and Profit Sharing Plan, the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan, the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees, and the AT&T Wireless Services 401(k) Retirement Plan (hereinafter, collectively, the "Savings Plans") are hereby amended to provide that, as of the date a Change in Control occurs, each Eligible Employee shall be one hundred percent vested in his or her accrued benefit;

                           RESOLVED:  that the AT&T Non-Qualified Pension Plan
is hereby amended to provide that, as of the date a Change in Control occurs, each participant shall be one hundred percent vested in his or her accrued benefit;

                           RESOLVED:  that the AT&T Senior Officer Severance
Plan and the AT&T Senior Management Separation Plan are hereby amended to provide an Eligible Employee who is a senior manager (or equivalent status in a non-banded employment environment) with a severance benefit equal to the sum of the Eligible Employee's Special Pension Enhancement (determined as of the Eligible Employee's termination of employment) and a cash severance payment, where such cash severance payment is equal to (1) the sum of (a) three times the Eligible Employee's annual base salary (without regard to decreases) at termination of employment, (b) three times the Eligible Employee's target short-term bonus for the year in which the Change in Control occurs, and (c) with respect to Operations Group (OG) members, three times the value of the Eligible Employee's performance share target for the year in which the Change in Control occurs, minus (2) ninety percent of the Eligible Employee's Special Pension Enhancement;

                           RESOLVED:  that the AT&T Special Executive
Separation Plan is hereby amended to provide an Eligible Employee who is at the executive salary grade level ("E-Band level") (or equivalent status in a non-banded employment environment) with a severance benefit equal to the sum of the Eligible Employee's Special Pension Enhancement (determined as of the Eligible Employee's termination of employment) and a cash severance payment, where such cash severance payment is equal to (1) the sum of (a) two times the Eligible Employee's annual base salary (without regard to decreases) at termination of employment, and (b) two times the Eligible Employee's target short-term bonus for the year in which the Change in Control occurs, minus (2) ninety percent of the Eligible Employee's Special Pension Enhancement;

                           RESOLVED:  that the AT&T Separation Plan is hereby
amended to provide an Eligible Employee who is at a salary grade level "A" ("A-Band level") through salary grade level "D" ("D-Band level") (or equivalent status in a non-banded employment environment), inclusive, with a severance benefit equal to the sum of the Eligible Employee's Special Pension Enhancement (determined as of the Eligible Employee's termination of employment) and a cash severance payment, where such cash severance payment is equal to whichever of the following amounts is applicable to the Eligible Employee:

          (1) Salary Grade Level "D": An amount equal to (a) two times the Eligible Employee's annual base salary (without regard to decreases) at termination of employment, minus (b) ninety percent of the Eligible Employee's Special Pension Enhancement;

          (2) Salary Grade Level "C": An amount equal to (a) the greater of (i) twelve months base salary, or (ii) one month's base salary (without regard to decreases) times the Eligible Employee's years of net credited service (up to a maximum of twenty-four years of net credited service), minus (b) ninety percent of the Eligible Employee's Special Pension Enhancement; or

          (3) Salary Grade Levels "A" and "B": An amount equal to (a) the sum of
     (i) twelve weeks pay(without regard to decreases), plus (ii) two weeks pay (without regard to decreases) multiplied by his or her years of net credited service (up to a maximum of twenty-five years of net credited service), minus (b) ninety percent of the Eligible Employee's Special Pension Enhancement;

                           RESOLVED:  that to the extent an Eligible Employee
has a "change in control" provision in his or her employment, retention, or other form of written agreement with the Company, such Eligible Employee shall be entitled to receive, as determined by the Executive Vice President - Human Resources, in her sole discretion, prior to a Change in Control, the greater of
(1) the aggregate value of the benefits provided to such Eligible Employee under the plans and programs identified in Schedule "A", as amended by these resolutions, or (2) the value of the aggregate "change in control" benefit provided under his or her employment, retention or other form of written agreement. As determined by the Executive Vice President - Human Resources, in her sole discretion, prior to a Change in Control, no provision of these resolutions shall duplicate benefits under any other plan or arrangement of the Company;

                           RESOLVED:  that the Company shall provide a cash
payment to the Eligible Employee (following a Change in Control), in an amount necessary to completely eliminate the adverse tax effect on the Eligible Employee of any excise taxes that the Eligible Employee may incur under Code
Section 4999(a) as the recipient of an "excess parachute payment" (as defined in Code Section 280G(b)(1) and Proposed Treasury Regulation Section 1.280G-1, Q&A-3) and related gross-up payments; the amount to be reimbursed to the Eligible Employee shall be determined by the Company's independent accounting firm responsible for the Company's financial statements for the period immediately prior to the Change in Control;

                           RESOLVED:  that the AT&T Special Executive
Separation Plan is hereby amended to provide that if an Eligible Employee is a participant (an "EBLIP Participant") in the AT&T Corp. Executive Basic Life Insurance Program (the "EBLIP") and has not attained his or her normal termination date (as defined in the EBLIP) at the time of his or her termination of employment from the Company, the Company shall make a lump sum present value payment to the EBLIP Participant (or his or her assignee, as applicable) equal to the sum of (1) the excess (if any) (the "EBLIP Payment") of (a) the estimated (but not guaranteed) amount (for purposes of these resolutions, the "EBLIP Paid Up Policy Amount") of the EBLIP life insurance policy (the "EBLIP Policy") cash value that would be sufficient to provide for continuation of insurance coverage under the EBLIP Policy (based on assumptions consistent with assumptions used under the EBLIP immediately prior to the Change in Control), with projected coverage equal to the applicable benefit amount (as defined in the EBLIP) as if the EBLIP Participant had continued to be an active management employee of the Company until attainment of his or her normal termination date (assuming annual base pay is fixed at his or her highest rate of pay as of the date of termination of employment), over (b) the cash value of the EBLIP Policy at the time of transfer to the EBLIP Participant or his or her assignee; and (2) as determined by the Company's Executive Vice President - Human Resources, prior to the occurrence of a Change in Control, a tax adjustment payment on the EBLIP Payment consistent with the tax adjustment provisions of the SMULIP (as defined below and as in effect immediately prior to the Change in Control);

                           RESOLVED:  that the EBLIP is hereby amended to
provide that if an EBLIP Participant who is an Eligible Employee has not reached his or her normal termination date (as defined in the EBLIP) at the time of his or her termination of employment, then notwithstanding any provision of the EBLIP to the contrary, the EBLIP Policy shall be transferred to the EBLIP Participant (or his or her assignee, as applicable) as soon as administratively possible after the EBLIP Participant's employment termination date; the EBLIP Policy shall, at the time of transfer, have a cash value equal to the lesser of
(1) the amount of the cash value of the EBLIP Policy at the time of the transfer, or (2) the EBLIP Paid Up Policy Amount (as described in a resolution that appears above). If the cash value of the EBLIP Policy immediately prior to the time of transfer to the EBLIP Participant or his or her assignee exceeds the EBLIP Paid Up Policy Amount, the Company shall withdraw such excess cash value before transferring the EBLIP Policy;

                           RESOLVED:  that the AT&T Senior Officer Severance
Plan and the AT&T  Senior  Management  Separation  Plan are  hereby  amended  to
provide  that  if  an  Eligible   Employee  who  is  a  participant  (a  "SMULIP
Participant") in the AT&T Corp. Senior Management Universal Life Insurance Program (the "SMULIP") has not attained his or her normal termination date (as defined in the SMULIP) at the time of his or her termination of employment from the Company, the Company shall make a lump sum present value payment to the policyholder (as defined in the SMULIP) for the insurance policy on the Eligible Employee's life (the "SMULIP Policy") (or the policyholder's assignee, if any) equal to the sum of (1) the excess, if any, (the "SMULIP Payment") of (a) the estimated (but not guaranteed) amount (for purposes of these resolutions, the "SMULIP Paid Up Policy Amount") of SMULIP Policy cash value that would be sufficient to provide for continuation of insurance coverage under the SMULIP Policy (based on assumptions consistent with assumptions used under the SMULIP immediately prior to the Change in Control), with projected coverage equal to the applicable benefit amount (as defined in the SMULIP) that would have been applicable if the Eligible Employee had continued to be an active senior manager of the Company until attainment of his or her normal termination date (assuming annual base pay is fixed at his or her highest rate of pay as of the date of termination of employment) over (b) the cash value of the SMULIP Policy on the Eligible Employee's employment termination date, and (2) a tax adjustment payment on the SMULIP Payment (to be determined in an manner consistent with the tax adjustment provisions of the SMULIP in effect immediately prior to the Change in Control);

                           RESOLVED:  that the EBLIP and the SMULIP are each
hereby amended to provide that the Company will continue to maintain the EBLIP and the SMULIP in accordance with their respective terms and conditions (including, but not limited to, the making of all required life insurance premium payments to the applicable insurance company), without any material reduction in any benefits, features or plan participant or policyholder rights for a minimum of two years after a Change in Control occurs;

                           RESOLVED:  that the AT&T Senior Officer Severance
Plan, the AT&T Senior Management Separation Plan, the AT&T Special Executive Separation Plan and the AT&T Separation Plan are each hereby amended to provide for an Eligible Employee to receive a reimbursement for reasonable legal fees incurred in any dispute arising from the Eligible Employee's termination of employment with the Company if a final decision in connection with a material issue of the litigation (or arbitration) involving the termination of employment is issued in the Eligible Employee's favor by an arbitrator or court of competent jurisdiction;

                           RESOLVED:  that the AT&T Senior Officer Severance
Plan, the AT&T Senior Management Separation Plan, and the AT&T Special Executive Separation Plan are each hereby amended to provide for an Eligible Employee to receive a lump sum cash payment in an amount sufficient, after taxes (as determined by the Company in its sole discretion), to pay for two years of financial counseling from a qualified financial counselor;

                           RESOLVED:  that the AT&T Senior Management Incentive
Award Deferral Plan ("Deferral Plan") shall hereby be amended to provide that, upon the occurrence of a potential change in control or a change in control (as those terms are defined in the AT&T Corp. Benefits Protection Trust), the Deferral Plan shall (1) include the individual deferral agreements made between the Company and the senior managers as identified by the Executive Vice President - Human Resources, and (2) cause each of such individual deferral agreements to be treated in a manner consistent with their respective terms;

                           RESOLVED:  that the Deferral Plan is hereby amended
to provide that the interest rate to be applied to an employee's (or former employee's) deferred account balance under the Deferral Plan at any time after a Change in Control occurs shall in no event be less than the rates of interest that were being applied to the respective employee's (or former employee's) deferred account balance under the terms of the Deferral Plan (or any individual deferral agreements) immediately prior to the occurrence of such Change in Control;

                           RESOLVED:  that the Deferral Plan (including any
individual deferral agreements) is hereby amended to provide that any non-fully vested deferred account balance of any employee (or former employee) under the Deferral Plan shall become fully vested and nonforfeitable immediately upon the occurrence of a Change in Control;

                           RESOLVED:  that, notwithstanding anything to the
contrary in the resolutions of the Board adopted at its meetings held on December 18, 1991 and November 17, 1993, once a determination is made that Trust Account "A" is fully funded (i.e., the "Full Funding Amount" as defined in the AT&T Corp. Benefits Protection Trust ("the "Trust")), Trust Account "B" of the Trust (currently covering the Deferral Plan, and for periods following a potential change in control or a change in control, as those terms are defined in the Trust, also covering the individual deferral agreements) shall be funded on a systematic actuarial basis, subject to the terms and conditions of the Trust (including the immediate funding obligations upon a potential change in control and a change in control). For purposes of this resolution, a "systematic actuarial basis" shall be determined as the net present value of benefits under the Deferral Plan based on active and retired plan participants' Deferral Plan account balances, projected to future payout dates in accordance with the payment schedule applicable to each plan participant, discounted to the date of the potential change in control or change in control (as those terms are defined in the Trust) using the interest rate assumptions (on an after-tax basis) utilized by the Company under the AT&TMPP as of the date of the potential change in control or change in control. For purposes of projecting current Deferral Plan account balances to future payout dates, a rate or set of rates equal to the interest crediting rate or rates (in use on the date of the potential change in control or change in control) applied to various balances under the Deferral Plan shall be used. In cases where a plan participant's date of retirement or termination or employment was elected as the future initial payout date for one or more deferral elections made under the Deferral Plan, the later of age 60 or the plan participant's age as of the date of the potential change in control or change in control shall be used;

                           RESOLVED:  that the terms and conditions of all
outstanding performance share awards and other stock unit awards under the 1987 Long Term Incentive Program and the AT&T 1997 Long Term Incentive Program shall be amended to clarify that provisions stating that performance awards of shares shall be payable in full and immediately settled in the event of a Change in Control are not intended to infer that a pro rata settlement be made for the expired portion of any open performance period during which a Change in Control occurs, but rather are intended to provide that the payout and settlement of performance shares for any open performance periods at the time of a Change in Control shall be based on the greater of:

          (1) the target number of performance shares multiplied by the greater of (a) the fair market value of the shares on the grant date, or (b) the fair market value of the shares at time of the Change in Control, or

          (2) the number or performance shares based on the performance factor to date multiplied by the greater of (a) the fair market value of the shares on the grant date, or (b) the fair market value of the shares at time of the Change in Control;

                           RESOLVED:  that the Executive Vice President - Human

Resources is hereby instructed and empowered to determine the specific terms and conditions of an amendment to each outstanding performance share award and other stock unit grant to effect the intent of the preceding resolution.

                           RESOLVED:  that the AT&T Short Term Incentive Plan
(the "AT&TSTIP") is hereby amended to provide that an employee's short term incentive awards (if any) under the AT&TSTIP for the performance year during which a Change in Control occurs shall be pro rated through the date on which the Change in Control occurs and paid out as soon as administratively possible after the occurrence of the Change in Control (and the Deferral Plan is hereby amended to preclude the deferral of any such payment under the Deferral Plan) at the greater of (1) the target award (as defined in the AT&TSTIP), or (2) the current performance factor;

                           RESOLVED:  that AT&T's ancillary retirement-related
benefit plans and programs (as identified in the resolutions that appear below) are each hereby amended to provide that, in addition to those employees who are otherwise eligible to participate in the plans, based on the plans' eligibility criteria, an Eligible Employee of a Participating Company (for purposes of these resolutions, a "Participating Company" is AT&T Corp. and any subsidiary or affiliated company of AT&T Corp. that is a participating company under the applicable terms of the respective plan immediately prior to the Change in Control) shall be eligible to participate in those plans and programs (subject to all existing terms and conditions of the respective ancillary retirement-related plans and programs) if the following conditions are satisfied (such conditions are collectively referred to herein as the "CIC Rule of 65"):

          (1) the sum of the Eligible Employee's age and net credited service (both expressed in days) determined as of the Eligible Employee's termination date is no less than 23,725 days (which equals the product of 65 years and 365 days per year),

          (2) the Eligible Employee has at least five years of net credited service as of the Eligible Employee's termination date, and

          (3) with respect to eligibility for Company-paid postretirement health benefits under the AT&T Medical Expense Plan for Retired Employees and the AT&T Dental Expense Plan for Retired Employees, and eligibility for postretirement life insurance benefits under the AT&T Group Life Insurance Plan, the Eligible Employee (a) was on the active payroll of a Participating Company or on an approved leave of absence with guaranteed right of reinstatement to any Participating Company on December 31, 1999, and (b) had five or more years of net credited service with any Participating Company as of December 31, 1999;

                           RESOLVED:  that, for purposes of the CIC Rule of 65
(as stated in the preceding resolution), an Eligible Employee's net credited service shall be as determined in accordance with the terms and conditions of AT&T's ancillary retirement-related benefit plans and programs, provided, however, that net credited service shall not include any service resulting from a transition leave of absence;

                           RESOLVED:  that the CIC Rule of 65 (as stated in a
resolution that appears above) shall apply to the AT&T Medical Expense Plan for Retired Employees, the AT&T Dental Expense Plan for Retired Employees, the AT&T Group Life Insurance Plan (subject to the existing maximum limitation on benefits for employees terminating employment after December 31, 2000), and, upon the approval of the Executive Vice President - Human Resources, may be extended, in her sole discretion, prior to a Change in Control, to other applicable ancillary retirement-related benefit plans and programs of the Company;

                           RESOLVED:  that the AT&T Medical Expense Plan for
Management Employees and the AT&T Dental Expense Plan for Active Employees, are each hereby amended to provide that (1) the Company shall pay the full amount of an Eligible Employee's premium payments for the cost of continuation of medical coverage or dental coverage under the AT&T Medical Expense Plan for Management Employees or the AT&T Dental Expense Plan for Active Employees, respectively, for the Eligible Employee, his or her lawful spouse, and eligible Class I dependents (provided that the lawful spouse and/or Class I dependents were covered under the respective plan immediately prior to the Eligible Employee's termination of employment) for a period of up to eighteen months following the end of the month during which the Eligible Employee's termination of employment occurs, and (2) such Company-paid continuation of coverage shall run concurrently with any rights to continuation of coverage the Eligible Employee, his or her lawful spouse, and eligible Class I dependents may otherwise have under the portions of the AT&T Medical Expense Plan for Management Employees and the AT&T Dental Expense Plan for Active Employees that implement the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA");

                           RESOLVED:  that the AT&T Group Life Insurance Plan
is hereby amended to provide that if an Eligible Employee is not eligible for postretirement life insurance benefits under the AT&T Group Life Insurance Plan, as amended to include the CIC Rule of 65, the amount of basic life insurance coverage for such Eligible Employee in effect immediately prior to his or her termination of employment shall be continued, at Company expense, for a period of twelve months after the Eligible Employee's termination date;

                           RESOLVED:  that, unless required by applicable law,
each of the above-referenced employee benefit plans, programs and perquisites of the Company are each hereby amended to provide that upon the occurrence of a Change in Control, no amendment may be made by the Board, the Company (including any successor to the Company), any committee, any officer, any employee of the Company or any other party to suspend, modify, or eliminate the severance provisions and the severance-related benefit provisions that are applicable upon the occurrence of a Change in Control;

                          RESOLVED:        that, the foregoing amendments to the
above-referenced plans, programs and perquisites shall be subject to such changes, including retroactive changes, as may be necessary to conform to the above resolutions and, when applicable, to obtain an Internal Revenue Service
(IRS) determination that such plans are qualified and their associated trusts tax exempt (the "Qualified Plans"), under the Code and such other changes as may be necessary to comply with applicable law; however, if the IRS determines that one or more of the Qualified Plans are not qualified and exempt by reason of any such amendment, then such amendment shall be of no force and effect;

                           RESOLVED:        that, the Executive Vice President -
Human Resources (or her successor) or her delegate, with the concurrence of the Law Division and the Chairman of the Compensation and Employee Benefits Committee of the Board, is authorized, without further Board approval, to (1) incorporate appropriate language into the plan, program and perquisite documents identified above to reflect properly the provisions and intent of the foregoing amendments, (2) amend any other savings plan of the Company to provide for immediate vesting consistent with the intent of the design presented to the Board, (3) make such administrative amendments necessary or appropriate to implement the foregoing resolutions and that are consistent with the intent of the design presented to the Board, (4) include one or more companies within the AT&T controlled group of companies to participate in these Change in Control provisions, and (5) direct that AT&T Wireless, AT&T Broadband and such other controlled group companies that do not participate in the plans described above shall have their corresponding plans amended, as appropriate, with approval of, and to the extent determined by, the Executive Vice President - Human Resources and the AT&T Law Division to conform to these resolutions, effective as of October 23, 2000, (6) take such further action including, but not limited to, contracting with vendors, service providers (including retirement planning providers for Eligible Employees), and consultants, as she considers necessary or appropriate to implement the foregoing resolutions including compliance with legal, statutory, and regulatory requirements.

                                  Schedule "A"

AT&T 1987 Long Term Incentive Plan
AT&T 1997 Long Term Incentive Program

AT&T Corp. Executive Basic Life Insurance Program AT&T Corp. Senior Management Universal Life Insurance Program AT&T Dental Expense Plan for Active Employees AT&T Dental Expense Plan for Retired Employees AT&T Group Life Insurance Plan AT&T Long Term Care Plan for Retired Employees AT&T Long Term Savings Plan for Management Employees AT&T Management Pension Plan AT&T Medical Expense Plan for Management Employees AT&T Medical Expense Plan for Retired Employees AT&T Merger & Acquisition Retirement Savings Plan AT&T Retirement Savings and Profit Sharing Plan AT&T Senior Management Incentive Award Deferral Plan AT&T Senior Management Separation Plan AT&T Senior Officer Severance Plan AT&T Separation Plan AT&T Special Executive Separation Plan AT&T Supplementary Life Insurance Plan AT&T Supplemental Variable Universal Life Insurance Program AT&T Long Term Savings Plan AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees AT&T Wireless Services 401(k) Retirement Plan

and such other benefit plans , programs or perquisites as may be described, impacted or affected, directly or indirectly, by the resolutions set forth above.